Financial Assets at Fair Value Through Other Comprehensive Income - Summary of Financial Assets at Fair Value Through Other Comprehensive Income (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Investments in equity instruments	$ 12,607,114	$ 401,885	$ 12,933,733
Investments in debt instruments	1,008,140	32,137	1,025,760
Total	$ 13,615,254	$ 434,022	$ 13,959,493